FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
FVAguilar	Filing Number 20254775794
Secretary of State State Of Nevada	Filed On 3/27/2025 2:05:00 PM
	Number of Pages 2

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Dinewise, Inc.

Entity or Nevada Business Identification Number (NVID): C19374-2002

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: _____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78.3%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: _____

Jurisdiction of formation: _____

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☑ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) THE NAME OF CORPORATION IS SUPERSTAR PLATFORMS, INC. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] President Signature of Officer or Authorized Signer Title X ______ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

DINEWISE, INC.
NAME OF ENTITY

NV20021386749
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
☐ This corporation is publicly traded, the Central Index Key number is:

Filed in the Office of	Business Number C19374-2002
FVAguilar	Filing Number 20254771190
Secretary of State State Of Nevada	Filed On 03/27/2025 12:47:29 PM
	Number of Pages 2

☐ Nonprofit Corporation (see nonprofit sections below)
☐ Limited-Liability Company
☐ Limited Partnership
☐ Limited-Liability Partnership
☐ Limited-Liability Limited Partnership
☐ Business Trust
☐ Corporation Sole

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required
☐ Yes - the "Charitable Solicitation Registration Statement" is required.
☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE President:

Name	Country	Address	City	State	Zip/Postal Code
Christina Farr	USA	586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE Secretary:

Name	Country	Address	City	State	Zip/Postal Code
Christina Farr	USA	586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE Director:

Name	Country	Address	City	State	Zip/Postal Code
MICHAEL FARR	USA	586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE Treasurer:

Name	Country	Address	City	State	Zip/Postal Code
MICHAEL FARR	USA	586 Cobb Parkway S Suite 800	Marietta	GA	30060

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X CHRISTINA FARR

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title: President

Date: 03/27/2025

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
FVAguilar	Filing Number 20244046378
Secretary of State State Of Nevada	Filed On 5/7/2024 8:30:00 AM
	Number of Pages 3

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☑ **Certificate of Designation**

☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**

☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**

☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Dinewise, Inc. Entity or Nevada Business Identification Number (NVID): NV20021386749
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series A Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* The shares of such series shall be designated as "SERIES A PREFERRED STOCK" with a par value of 0.001 per share
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X [signature] Signature of Officer Date: May 6, 2024

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

==

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES A PREFERRED STOCK OF DINEWISE, INC

The undersigned, Christina Moore, does hereby certify:

1. That she is the duly elected Director of DineWise, Inc., a Nevada corporation (the "Corporation").
2. That pursuant to the authority conferred upon the Board of Directors, the said Board of Directors on May 3, 2024 resolved to create a class of preferred stock which shall be governed by this Certificate of Designation creating a series of (1) share of Preferred Stock designated as Series A Preferred Stock which has he following designation, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions as follows.

Section 1. **DESIGNATION AND AMOUNT.** The shares of such series shall be designated as "SERIES A PREFERRED STOCK" The Series A Preferred stock shall have a par value of $0.001 per share, and the number of shares constituting each series shall be one.

Section 2. **PROPORTIONAL ADJUSTMENT**. In the event that the Corporation shall at any time after the Issuance of any share or shares of Series A Preferred Stock (i) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Preferred Stock.

Section 3 **DIVIDENDS AND DISTRIBUTIONS**. The Series A Preferred Stock shall not entitle the holder to any dividends or preference on distribution.

Section 4. **CONVERSION RIGHTS.** The Series A Preferred Stock shall not be convertible into any class of securities of the Corporation.

Section 5. **VOTING RIGHTS.** The holder of the Series A Preferred Stock shall have the right to vote on all matters submitted for a vote to shareholders of the Company and shall have the right to vote. 50.1% of the total outstanding shares entitled to vote at such meeting. Effectively, the provision gives the holder of the Series A Preferred Stock the right to unilaterally control the voting of the Corporations securities.

Section 6. **WAIVER.** Any of the rights, powers, preferences and other terms of the Series A. Preferred Stock set forth herein may be waived by the holder of Series A Preferred Stock in its sole discretion.

Section 7. **LIQUIDATION, DISSOLUTION OR WINDING UP.** Upon any liquidation, dissolution or winding up of the Corporation, the holder of shares of Series A Preferred Stock shall not be entitled to receive any distribution.

Section 8. **CONSOLIDATION, MERGER, ETC**. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of the Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into preferred stock of the surviving corporation with the same rights and preferences as the Series A Preferred Stock.

Section 9. **AMENDMENT.** The Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the consent of the holder of the Series A Preferred Stock.

==

It was further resolved that the Corporation's officers are authorized and directed to take all such actions and to do all such things as the Corporation or any officer of the Corporation shall deem necessary or convenient to implement and render effective the Series A Preferred Stock. Accordingly the Director is authorized to prepare and file this Certificate of Designation of Rights, Preferences and Privileges in accordance with the forgoing resolution and the provisions of Nevada law.

The undersigned further declares under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct of her knowledge.

Executed on May 3, 2024

Christina Moore
Director

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
FVAguilar	Filing Number 20244046062
Secretary of State State Of Nevada	Filed On 5/7/2024 8:19:00 AM
	Number of Pages 3

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:
Name of entity as on file with the Nevada Secretary of State:
DINEWISE, INC.
Entity or Nevada Business Identification Number (NVID): NV20021386749

2. Restated or Amended and Restated Articles: (Select one)
(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles
☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
☐ Amended and Restated Articles
* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)
(If amending, complete section 1, 3, 5 and 6.)

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)
The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☑ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada:
Jurisdiction of formation:
Changes to takes the following effect:
☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☑ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Authorized shares the Corp is authorized to issue is 1,000,000,000 @ 0.001 (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Director Signature of Officer or Authorized Signer Title X Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

==

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
DINEWISE, INC

Pursuant to NRS 78.385 and 78,390

---

1. The Name of the Corporation is DINEWISE, INC
2. The Articles of Incorporation of the Corporation were filed by the Department of State on August 2, 2002
3. The Articles of Incorporation are hereby amended to increase the aggregate number o f shares which the Corporation has authority to issue from Two-Hundred Fifty Million (250,000,000) shares of common stock, par value $0.001, to One-Billion (1,000,000,000) shares of common stock, par value $0.001 per share.
4. The first sentence of Article IV of the Articles of Incorporation, relating to the authorized capital stock of the Corporation is hereby amended in full to read as follows:

   "The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 1,010,000,000 shares"

5. Section (a) of Article IV of the Articles of Incorporation is hereby amended in full to read as follows:

   "1,000,000,000 shares of common stock, $0.001 par value ("Common Stock")."

6. This amendment to the Articles of Incorporation of the Corporation was authorized by written consent of the Board of Directors of the Corporation followed by the written consent of the Shareholders of the Corporation entitled to vote on the said amendment of the Certificate of Incorporation.
7. The vote by which the Shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of The Articles of Incorporation have voted in favor of the amendment is: 133,955,496 common shares, or 86.57% of the outstanding common shares.

IN WITNESS WHEROF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

May 3, 2024

Christina Moore
Director

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

DINEWISE, INC.
NAME OF ENTITY

NV20021386749
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

- ☑ Corporation
  - ☐ This corporation is publicly traded, the Central Index Key number is:
- ☐ Nonprofit Corporation (see nonprofit sections below)
- ☐ Limited-Liability Company
- ☐ Limited Partnership
- ☐ Limited-Liability Partnership
- ☐ Limited-Liability Limited Partnership
- ☐ Business Trust
- ☐ Corporation Sole

Filed in the Office of	Business Number C19374-2002
FVAguilar	Filing Number 20243942150
Secretary of State	Filed On 03/27/2024 06:06:48 AM
State Of Nevada	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

☐ 001 - Governmental Entity

☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:<u>**Charitable Solicitation Information - check applicable box**</u>

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A.210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE President:

Name			Country
Christina Moore			USA
Address	**City**	**State**	**Zip/Postal Code**
586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE Secretary:

Name			Country
Christina Moore			USA
Address	**City**	**State**	**Zip/Postal Code**
586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE Treasurer:

Name			Country
Christina Moore			USA
Address	**City**	**State**	**Zip/Postal Code**
586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE Director:

Name			Country
Christina Moore			USA
Address	**City**	**State**	**Zip/Postal Code**
586 Cobb Parkway S Suite 800	Marietta	GA	30060

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Christina Moore	President	03/27/2024
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*	Title	Date

Filed in the Office of	Business Number C19374-2002
F.V. Aguilar (signature)	Filing Number 20243940530
Secretary of State State Of Nevada	Filed On 3/25/2024 2:49:00 PM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: DINEWISE, INC. Entity or Nevada Business Identification Number (NVID): NV20021386749 (for entities currently on file)
2. Registered Agent Acceptance:	☑ Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) ☑ Appoints New Agent (complete section 5) ☐ Update Represented Entity Acting as Registered Agent (complete sections 5) ☐ Update Registered Agent Name (complete sections 4 & 5) ☐ Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	Name of Registered Agent **OR** Title of Office or Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☑ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below) Incorporating Services, Ltd. Name of Registered Agent **OR** Title of Office or Position within Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: radiv@incserv.com
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X (signature) **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date: 03/25/2024
8. Signature of Represented Entity: (Required)	X (signature) **Authorized Signature On Behalf of the Entity** Date: 03/25/2024

FEE: $60.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Agent Id 239037
FVAguilar	Filing Number 20233602087
Secretary	Filed On 9/5/2023 10:00:00 AM
State Of Nevada	Number of Pages 2

Statement of Resignation of Registered Agent

(PURSUANT TO NRS 77.370)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Registered Agent:

Incorporating Services, Ltd.

2. The above named registered agent resigns from serving as agent for service of process for the following entity(ies) and will send notice required by NRS 77.370 subsection 3 to the name and address stated for each. List entities in **alphabetical order**. Resigning agent may write "see attached list" in area below and attach a spreadsheet listing the entities in **alphabetical order** with required information provided.

Entity Name	Entity Number	Name and Address Where Notice Sent
BRITEX CENTRAL EUROPE LLC	E0660782009-3	LARISA DEMETER RÁDAY UTCA 33/A 1. EM. 1, BUDAPEST, 1092, HU
CENTER CITY PROPERTIES, LLC	E0423902015-0	RODNEY MATTHEWS 1519 EAST MAIN STREET, ROCHESTER, NY 14609
CORE ACCESS SURGICAL TECHNOLOGIES, INC.	E10333992020-1	GLENN FOLEY 13706 SE EASTRIDGE DR, APT 5, VANCOUVER, WA 98683
DINEWISE, INC.	C19374-2002	MICHAEL FARR 586 COBB PARKWAY S, MARIETTA, GA 30060
DIVERSIFIED MEDICAL HEALTHCARE, INC.	E0080542011-7	KEVIN MURDOCK 6000A-1 PELHAM ROAD, GREENVILLE, SC 29615
EMERITT LLC	E0397802017-7	STEPHANE LO 3236 17TH STREET, APT. 2, SAN FRANCISCO, CA 94110
GAMA HEALTHCARE US INC.	E14538702021-0	GINGER MCNAB MAYLANDS AVENUE, HERTFORDSHITE HP2 7TG, GB
KANEKO & KRAMMER CORP.	E14140772021-8	LEE BLOCH 140 GEARY STREET, 7TH FLOOR, SAN FRANCISCO, CA 94108
VENTANA BIOTECH INC.	E0115182008-0	MARGARET SOLLISH P. O. BOX 3143, LIVERPOOL, NY 13089
WORLD GYM INTERNATIONAL, LLC	E6685182020-8	RITA SILVERMAN 1901 AVE OF THE STARS STE 1100, LOS ANGELES, CA 90067

X Amanda Archambault

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

EFFECTIVE DATE: This statement of resignation takes effect on the earlier of the 31st day after the day on which it is filed or the appointment of a new registered agent for the represented entity.

FEE: $100.00 for the first entity and **$1.00** for each additional entity. (NRS 77.280)

180404

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Statement of Resignation of Registered Agent

(PURSUANT TO NRS 77.370)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Registered Agent:

Incorporating Services, Ltd.

2. The above named registered agent resigns from serving as agent for service of process for the following entity(ies) and will send notice required by NRS 77.370 subsection 3 to the name and address stated for each. List entities in **alphabetical order**. Resigning agent may write "see attached list" in area below and attach a spreadsheet listing the entities in **alphabetical order** with required information provided.

Entity Name	Entity Number	Name and Address Where Notice Sent
BRITEX CENTRAL EUROPE LLC	E0660782009-3	LARISA DEMETER RÁDAY UTCA 33/A 1. EM. 1, BUDAPEST, 1092, HU
CENTER CITY PROPERTIES, LLC	E0423902015-0	RODNEY MATTHEWS 1519 EAST MAIN STREET, ROCHESTER, NY 14609
CORE ACCESS SURGICAL TECHNOLOGIES, INC.	E10333992020-1	GLENN FOLEY 13706 SE EASTRIDGE DR, APT 5, VANCOUVER, WA 98683
DINEWISE, INC.	C19374-2002	MICHAEL FARR 586 COBB PARKWAY S, MARIETTA, GA 30060
DIVERSIFIED MEDICAL HEALTHCARE, INC.	E0080542011-7	KEVIN MURDOCK 6000A-1 PELHAM ROAD, GREENVILLE, SC 29615
EMERITT LLC	E0397802017-7	STEPHANE LO 3236 17TH STREET, APT. 2, SAN FRANCISCO, CA 94110
GAMA HEALTHCARE US INC.	E14538702021-0	GINGER MCNAB MAYLANDS AVENUE, HERTFORDSHITE HP2 7TG, GB
KANEKO & KRAMMER CORP.	E14140772021-8	LEE BLOCH 140 GEARY STREET, 7TH FLOOR, SAN FRANCISCO, CA 94108
VENTANA BIOTECH INC.	E0115182008-0	MARGARET SOLLISH P. O. BOX 3143, LIVERPOOL, NY 13089
WORLD GYM INTERNATIONAL, LLC	E6685182020-8	RITA SILVERMAN 1901 AVE OF THE STARS STE 1100, LOS ANGELES, CA 90067

X Amanda Archambault

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

EFFECTIVE DATE: This statement of resignation takes effect on the earlier of the 31st day after the day on which it is filed or the appointment of a new registered agent for the represented entity.

FEE: $100.00 for the first entity and **$1.00** for each additional entity. (NRS 77.280)

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C19374-2002
FVAguilar	Filing Number 20232937743
Secretary of State	Filed On 02/07/2023 09:30:11 AM
State Of Nevada	Number of Pages 5

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: **DINEWISE, INC.** Entity or Nevada Business Identification Number (NVID): **NV20021386749**
2. Registered Agent for Service of Process: (check only one box)	☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below) INCORPORATING SERVICES, LTD. Name of Registered Agent **OR** Title of Office or Position with Entity 321 W WINNIE LN STE 104 (Street Address) · CARSON CITY (City) · Nevada · 89703 (Zip Code) Mailing Address (If different from street address) · City · Nevada · Zip Code
2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** · Date
3. Date When Revival is to Commence:	Date when revival of charter is to commence or be effective, which may be before the date of the certificate:
4. Duration of Revival: (A date is required for entities under NRS 88)	Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date. The corporation's existence shall be: PERPETUAL or
5.Current List : Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee	CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: **PRESIDENT** **Christina Moore** (Name) · **USA** (Country) **586 Cobb Parkway S Suite 800** (Address) · **Marietta** (City) · **GA** (State) · **30060** (Zip/Postal Code) CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: **SECRETARY** **Christina Moore** (Name) · **USA** (Country) **586 Cobb Parkway S Suite 800** (Address) · **Marietta** (City) · **GA** (State) · **30060** (Zip/Postal Code) CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: **TREASURER** **Christina Moore** (Name) · **USA** (Country) **586 Cobb Parkway S Suite 800** (Address) · **Marietta** (City) · **GA** (State) · **30060** (Zip/Postal Code)

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR

Christina Moore — Name
USA — Country

586 Cobb Parkway S Suite 800 — Address
Marietta — City
GA — State
30060 — Zip/Postal Code

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).
	☐ Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.
	☐ Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact:
(Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:

The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,
organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:

The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:

The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:

The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing
or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures:
(Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Christina Moore
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer

President — Title
02/07/2023 — Date

X Christina Moore
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or

Secretary — Title
02/07/2023 — Date

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

Authorized Signer

X Christina Moore — Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer

Title: Treasurer

Date: 02/07/2023

FORM WILL BE RETURNED IF UNSIGNED.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

DINEWISE, INC.
NAME OF ENTITY

NV20021386749
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
☑ This corporation is publicly traded, the Central Index Key number is: 0001192323

☐ Nonprofit Corporation (see nonprofit sections below)
☐ Limited-Liability Company
☐ Limited Partnership
☐ Limited-Liability Partnership
☐ Limited-Liability Limited Partnership
☐ Business Trust
☐ Corporation Sole

Filed in the Office of	Business Number C19374-2002
Barbara K. Cegavske	Filing Number 20211176982
Secretary of State	Filed On 01/20/2021 15:07:03 PM
State Of Nevada	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required
☐ Yes - the "Charitable Solicitation Registration Statement" is required.
☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country
Christina Moore	USA

Address	City	State	Zip/Postal Code
586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE SECRETARY:

Name	Country
Christina Moore	USA

Address	City	State	Zip/Postal Code
586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE TREASURER:

Name	Country
Christina Moore	USA

Address	City	State	Zip/Postal Code
586 Cobb Parkway S Suite 800	Marietta	GA	30060

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
Christina Moore	USA

Address	City	State	Zip/Postal Code
586 Cobb Parkway S Suite 800	Marietta	GA	30060

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Christina Moore	President	01/20/2021
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*	Title	Date

Filed in the Office of	Business Number C19374-2002
Barbara K. Cegavske (signature)	Filing Number 20190376260
Secretary of State State Of Nevada	Filed On 12/26/2019 11:17:00 AM
	Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☒ Reinstatement ☐ Revival

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:

Name of entity as on file with the Nevada Secretary of State: Dinewise, Inc.

Entity or Nevada Business Identification Number (NVID): C19374-2002

2. Registered Agent for Service of Process: (Check only one box)

☒ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below)

Incorporating Services, Ltd.
Name of Registered Agent OR Title of Office or Position with Entity

Street Address: ______ City: ______ Nevada Zip Code: ______

Mailing Address (if different from street address): ______ City: ______ Nevada Zip Code: ______

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

x (signature) Reneé T. Kent, Assistant Secretary — 12/26/2019
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Date When Revival is to Commence:

Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 02/26/2019

4. Duration of Revival: (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or ______

5. Current List:

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners, Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: President

Name	Country
Joseph Passalaqua	USA

Address	City	State	Zip/Postal Code
7325 Oswego Road	Liverpool	NY	13090

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: Secretary

Name	Country
Christina Moore	USA

Address	City	State	Zip/Postal Code
7325 Oswego Road	Liverpool	NY	13090

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: Treasurer

Name	Country
Joseph Passalaqua	USA

Address	City	State	Zip/Postal Code
7325 Oswego Road	Liverpool	NY	13090

(Continued on next page)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

5. Current List Continued:

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
Joseph Passalaqua	USA		
Address	**City**	**State**	**Zip/Postal Code**
7325 Oswego Road	Liverpool	NY	13090

FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR:

Name	Country		
Address	**City**	**State**	**Zip/Postal Code**

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 78.730 or 81.010: (check one)

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81

- ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.
- ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

☐ Revival pursuant to 80:

The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.

- ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.
- ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

☐ Revival pursuant to 82:

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.

This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.

The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

6. Statement of Fact Continued: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 86.580: The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86. The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.
	☐ Revival pursuant to 86: The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.
	☐ Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A. The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.
	☐ Revival pursuant to 89: The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.
7. Signatures: (Required)	**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.** **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X /s/Joseph Passalaqua	President	12/26/2019
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer	Title	Date
X		
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer	Title	Date

FORM WILL BE RETURNED IF UNSIGNED.

Filed in the Office of	Business Number C19374-2002
Barbara K. Cegavske	Filing Number 20190376268
Secretary of State State Of Nevada	Filed On 12/26/2019 11:17:00 AM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: Dinewise, Inc. Entity or Nevada Business Identification Number (NVID): (for entities currently on file) C19374-2002
2. Registered Agent Acceptance:	☐ Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) ☒ Appoints New Agent (complete section 5) ☐ Update Represented Entity Acting as Registered Agent (complete sections 5) ☐ Update Registered Agent Name (complete sections 4 & 5) ☐ Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	Name of Registered Agent **OR** Title of Office or Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☒ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below) Incorporating Services, Ltd. Name of Registered Agent **OR** Title of Office or Position within Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: jopass@yahoo.com
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Renee T. Kent, Assistant Secretary 12/26/2019 **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date
8. Signature of Represented Entity: (Required)	X /s/Joseph Passalaqua 12/26/2019 **Authorized Signature On Behalf of the Entity** Date

FEE: $60.00
This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

DINEWISE, INC. | C19374-2002

NAME OF CORPORATION

FOR THE FILING PERIOD OF 8/2012 TO 8/2013

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC. (Commercial Registered Agent)
2215-B RENAISSANCE DR
LAS VEGAS, NV 89119 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
	Filing Number 20120496414-63
Secretary of State	Filed On 07/18/2012
State Of Nevada	Number of Pages 2

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001192323

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
PAUL ROMAN	PRESIDENT (OR EQUIVALENT OF)	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
THOMAS MCNEILL	SECRETARY (OR EQUIVALENT OF)	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
THOMAS MCNEILL	TREASURER (OR EQUIVALENT OF)	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
PAUL ROMAN	DIRECTOR	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X THOMAS MCNEILL

Signature of Officer

Title VP-CFO, SECRETARY

Date 7/18/2012 12:25:11 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

DINEWISE, INC. | C19374-2002

NAME	TITLE(S)	ADDRESS	CITY	ST	ZIP
THOMAS MCNEILL	DIRECTOR	500 BI COUNTY BLVD SUITE 400, USA	FARMINGDALE	NY	11735
THOMAS HILLMAN	DIRECTOR	500 BI COUNTY BLVD SUITE 400, USA	FARMINGDALE	NY	11735
JAMES LEACH	DIRECTOR	500 BI COUNTY BLVD SUITE 400, USA	FARMINGDALE	NY	11735

150401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Withdrawal of Certificate of Designation

(PURSUANT TO NRS 78.1955(6))

Filed in the Office of	Business Number C19374-2002
	Filing Number 20120206553-16
Secretary of State	Filed On 03/26/2012
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Withdrawal of Certificate of Designation for Nevada Profit Corporations (Pursuant to NRS 78.1955(6))

1. Name of corporation:

DINEWISE, INC.

2. Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

RESOLVED, that this Corporation will not in the future issue any shares of its Series A Preferred Stock, par value $.001 per share,under the existing certificate of designation no shares of which are currently outstanding, pursuant to the Certificate of Designation that was filed with the office of the Secretary of State of the State of Nevada on December 21, 2011; and further

RESOLVED, that each of the executive officers of this Corporation be, and hereby is, authorized and directed to file a Certificate of Withdrawal of Certificate of Designation setting forth these resolutions pursuant to NRS 78.1955(6) so that the Certificate of Designation shall be eliminated from this Corporation's Certificate of Incorporation and the shares previously designated by the Certificate of Designation shall revert to the status of authorized and unissued shares of Preferred Stock of this Corporation for which powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof, if any, shall not have been set forth in the Certificate of Incorporation of this Corporation or any amendment thereto.

3. No shares of the class or series of stock being withdrawn are outstanding.

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
	Filing Number 20110909105-78
Secretary of State	Filed On 12/21/2011
State Of Nevada	Number of Pages 3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Dinewise Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1) Increase authorized Shares of Common Stock from 50,000,000 to 250,000,000. Par value remains @ $.001
2) Preferred Shares authorized remain at 10,000,000 (No change) - Par value remains @ $.001
3) Increase total shares authorized from 60,000,000 to 260,000,000

* see attached Certificate of Amendment to the Articles

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 17,736,602 or 53.5%

4. Effective date and time of filing: (optional) Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] VP-CFO

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

DINEWISE, INC.

Pursuant to NRS 78.385 and 78.390

---

1. The name of the Corporation is DINEWISE, Inc.

2. The Articles of Incorporation of the Corporation were filed by the Department of State on August 2, 2002.

3. The Articles of Incorporation are hereby amended to increase the aggregate number of shares which the Corporation has authority to issue from fifty million (50,000,000) shares of common stock, par value $0.001 per share, to two hundred fifty million (250,000,000) shares of common stock, par value $0.001 per share.

4. The first sentence of Article IV of the Articles of Incorporation, relating to the authorized capital stock of the Corporation, is hereby amended in full to read as follows:

> "The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 260,000,000 shares."

5. Section (a) of Article IV of the Articles of Incorporation is hereby amended in full to read as follows:

> "250,000,000 shares of common stock, $0.001 par value ("Common Stock").

6. This amendment to the Articles of Incorporation of the Corporation was authorized by written consent of the board of directors of the Corporation followed by the written consent of the Shareholders of the Corporation entitled to vote on the said amendment of the certificate of incorporation.

7. The vote by which the Shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the

provisions of the Articles of Incorporation have voted in favor of the amendment is: 17,736,602 common shares, or 53.5% of the outstanding common shares.

IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

Date: April 20, 2011

Name: Thomas McNeill
Title: Vice President and Chief Financial Officer

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150101

Filed in the Office of	Business Number C19374-2002
Secretary of State State Of Nevada	Filing Number 20110909108-01
	Filed On 12/21/2011
	Number of Pages 3

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Dine Wise Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

1) Create class of preferred Stock designated as "Series A" for One (1) share at par $.001 and shall have the right to vote 50.1% of total outstanding shares entitled to vote.

See Attached "Certificate of Designation of Rights" for more detail

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature] VP-CFO

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES A PREFERRED STOCK OF DINEWISE, INC.

The undersigned, Paul A. Roman, does hereby certify:

1. That he is the duly elected Chief Executive Officer of DineWise, Inc., a Nevada corporation (the "Corporation").

2. That pursuant to the authority conferred upon the Board of Directors, the said Board of Directors on October 24, 2011 resolved to create a class of preferred stock which shall be governed by this Certificate of Designation creating a series of [1] share of Preferred Stock designated as Series A Preferred Stock which has the following designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions as follows:

Section.1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "SERIES A PREFERRED STOCK." The Series A Preferred Stock shall have a par value of $.001 per share, and the number of shares constituting such series shall be one.

Section 2. PROPORTIONAL ADJUSTMENT. In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Preferred Stock (i) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Preferred Stock.

Section 3. DIVIDENDS AND DISTRIBUTIONS. The Series A Preferred Stock shall not entitle the holder to any dividends or preference on distribution.

Section 4. CONVERSION RIGHTS. The Series A Preferred Stock shall not be convertible into any class of securities of the Corporation.

Section 5. VOTING RIGHTS. The holder of the Series A Preferred Stock shall have the right to vote on all matters submitted for a vote to shareholders of the Company and shall have the right to vote 50.1% of the total outstanding shares entitled to vote at such meeting. Effectively, the provision gives the holder of the Series A Preferred Stock the right to unilaterally control the voting of the Corporation's securities.

Section 6. WAIVER. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived by the holder of Series A Preferred Stock in its sole discretion.

Section 7. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, the holder of shares of Series A Preferred Stock shall not be entitled to receive any distribution.

Section 8. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into preferred stock of the surviving corporation with the same rights and preferences as the Series A Preferred Stock.

Section 9. AMENDMENT. The Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Preferred Stock so as to affect them adversely without the consent of the holder of the Series A Preferred Stock.

It was further resolved that the Corporation's executive officers are authorized and directed to take all such actions and to do all such things as the Corporation or any executive officer of the Corporation shall deem necessary or convenient to implement and render effective the Series A Preferred Stock. Accordingly, the Chief Executive Officer is authorized to prepare and file this Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Nevada law.

The undersigned further declares under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct of his knowledge.

Executed on October 24, 2011

[signature]

Paul A. Roman, Chief Executive Officer

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

DINEWISE, INC.

FILE NUMBER

C19374-2002

NAME OF CORPORATION

FOR THE FILING PERIOD OF AUG, 2011 TO AUG, 2012. Due by Aug 31, 2011

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC.
2215-B RENAISSANCE DR
LAS VEGAS NV 89119

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
(signature)	Filing Number 20110420332-68
Secretary of State	Filed On 06/06/2011
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return completed form with the filing fee of $125.00 filing fee.. A $75.00 penalty must be added for failure to file this form by the deadline.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include initial list and business license fees will result in rejection of filing.

FILING FEE: : $125.00 LATE PENALTY: : $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
PAUL ROMAN	PRESIDENT (OR EQUIVALENT OF)	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
THOMAS MCNEILL	SECRETARY (OR EQUIVALENT OF)	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
THOMAS MCNEILL	TREASURER (OR EQUIVALENT OF)	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
PAUL ROMAN	DIRECTOR	500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Thomas McNeill

Signature of Officer

Title VP-CFO

Date June 1, 2011

Nevada Secretary of State Annual List Profit
Revised: 10-8-10

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

Dinewise, Inc.
NAME OF CORPORATION

FILE NUMBER
C19374-2002

110101

FOR THE FILING PERIOD OF 2009 TO 2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number C19374-2002
	Filing Number 20110384762-84
Secretary of State	Filed On 05/24/2011
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001192323

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Paul A. Roman	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
500 BiCounty Blvd, Suite 400	Farmingdale	NY	11735
NAME	TITLE(S)		
Thomas McNeill	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
Same as above			
NAME	TITLE(S)		
Thomas McNeill	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
Same as above			
NAME	TITLE(S)		
Paul A. Roman	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
Same as above			

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Thomas McNeill

Signature of Officer

Title VP-CFO

Date May 23, 2011

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

180301

Filed in the Office of	Business Number C19374-2002
	Filing Number 20110384766-28
Secretary of State	Filed On 05/24/2011
State Of Nevada	Number of Pages 1

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Dine Wise, Inc.
Name of Represented Business Entity

I, CSC Services of Nevada, Inc. am a:
Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent*

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address ____ City ____ Nevada Zip Code ____

Mailing Address (if different from street address) ____ City ____ Nevada Zip Code ____

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity ____

Street Address ____ City ____ Nevada Zip Code ____

Mailing Address (if different from street address) ____ City ____ Nevada Zip Code ____

and hereby state that on 5/23/11 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature], asst. sec.
Authorized Signature of R.A. or On Behalf of R.A. Company

Date 5/23/11

*If changing Registered Agent when reinstating, officer's signature required.

X ____
Signature of Officer

Date ____

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

DINEWISE, INC. | C19374-2002

(Name of Corporation)

FOR THE FILING PERIOD OF 8/2008 TO 8/2009

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC. (Commercial Registered Agent)
502 EAST JOHN STREET
CARSON CITY, NV 89706 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the Office of	Business Number C19374-2002
[signature]	Filing Number 20080608323-62
Secretary of State	Filed On 09/12/2008
State Of Nevada	Number of Pages 1

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001192323

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
PAUL ROMAN	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	TITLE(S)		
THOMAS MCNEILL	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	TITLE(S)		
THOMAS MCNEILL	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	TITLE(S)		
PAUL ROMAN	DIRECTOR		
ADDRESS	CITY	St	Zip
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
THOMAS MCNEILL

Title VP-CFO

Date 9/12/2008 12:42:09 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

DineWise Inc
(Name of Corporation)

C19374-2002

FOR THE FILING PERIOD OF Aug 2007 TO Aug 2008

Filed in the Office of	Business Number C19374-2002
	Filing Number 20070537625-87
Secretary of State	Filed On 08/03/2007
State Of Nevada	Number of Pages 2

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CSC Services of Nevada, Inc
502 East John Street
Carson City, NV 89706

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** and all directors must be named. Have an **Officer** sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: DWIS

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Paul Roman	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
500 Bi-County Blvd, Suite 400	Farmingdale	NY	11735
NAME	TITLE(S)		
Thomas McNeill	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
500 Bi-County Blvd, Suite 400	Farmingdale	NY	11735
NAME	TITLE(S)		
Thomas McNeill	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
500 Bi-County Blvd, Suite 400	Farmingdale	NY	11735
NAME	TITLE(S)		
Paul Roman	DIRECTOR		
ADDRESS	CITY	ST	ZIP
500 Bi-County Blvd, Suite 400	Farmingdale	NY	11735

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Thomas McNeill Title VP-CFO Date 7-25-07

Signature of Officer

DineWise, Inc   File number C19374-2002

Additional Directors:

Thomas McNeill	500 Bi-County Blvd	Suite 400	Farmingdale	NY	11735
Richard Gray	500 Bi-County Blvd	Suite 400	Farmingdale	NY	11735

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

DINEWISE, INC. | C19374-2002

(Name of Corporation)

FOR THE FILING PERIOD OF 8/2006 TO 8/2007

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC.
502 EAST JOHN STREET
ROOM E
CARSON CITY, NV 89706

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the Office of	Business Number C19374-2002
[signature]	Filing Number 20070104333-83
Secretary of State	Filed On 02/13/2007
State Of Nevada	Number of Pages 2

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: DWIS

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
PAUL ROMAN	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	**TITLE(S)**		
THOMAS MCNEILL	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	**TITLE(S)**		
THOMAS MCNEILL	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	**TITLE(S)**		
PAUL ROMAN	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
THOMAS MCNEILL

Title SECRETARY **Date** 2/13/2007 3:28:58 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

DINEWISE, INC. | C19374-2002

NAME	TITLE(S)		
THOMAS MC NEILL	DIRECTOR		
ADDRESS	CITY	ST	ZIP
500 BI COUNTY BLVD SUITE 400	FARMINGDALE	NY	11735
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number C19374-2002
Dean Heller (signature)	Filing Number 20060593465-00
Secretary of State	Filed On 09/15/2006
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important:* *Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: SIMPLAGENE USA, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article I is hereby amended in full to read as follows: "The name of the Corporation shall be: DINEWISE, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51.85%*

4. Effective date of filing (optional): ____________

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): *Thomas McNeill* (signature)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Annual List of Officers and Directors of
SimplaGene USA, Inc.
For the period 8/05 – 8/06

Filed in the Office of	Business Number C19374-2002
Dean Heller (signature)	Filing Number 20050307157-00
Secretary of State	Filed On 07/11/2005
State Of Nevada	Number of Pages 1

RA# 125186

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC.
502 E. JOHN ST.
CARSON CITY NV 89706

Filed (Date)

Filing Fee: $125,000

This corporation is a publicly-traded company. The C.I.K. number is: 1192323

Name and Address	**Position**
Dr. Xinbo Wang Central Garden D-22-D Ningbo, Zhejiang Province, 315010 People's Republic of China	President and Director
Craig Laughlin 11900 Wayzata Blvd., Suite 100 Hopkins, MN 55305	Vice President, Secretary, Treasurer, and Director
Jingwei Wang 50 Lantian Road, No. 35, Room 401 Ningbo, Zhejiang Province, 315010 People's Republic of China	Vice President, and Director
Jing Deng No. 7 Dong Jiao Min Xiang, Bldg. 2, Rm. 904 Beijing, 100005 People's Republic of China	Vice President, and Director

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NSR 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Signature of Officer [signature]

Date: 7/5/05

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

SIMPLAGENE USA, INC.

FILE NUMBER

19374-2002

FOR THE PERIOD AUG 2004 TO 2005. DUE BY AUG 31, 2004.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 125186

CSC SERVICES OF NEVADA INC

502 E JOHN ST
CARSON CITY NV 89706

FOR OFFICE USE ONLY

FILED (DATE)

FILING FEE: $125

FILED # [redacted]

JUL 23 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is: 1192323

☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)			
XINBO WANG	PRESIDENT (OR EQUIVALENT OF) & Director			
ADDRESS		CITY	ST.	ZIP
XIAO WEN #139	CENTRAL GARDEN D-22-D	NINGBO ZHEJANG	XX	31501 0
CRAIG LAUGHLIN	SECRETARY (OR EQUIVALENT OF) Treasurer V.P. & Director			
	11900 WAYZATA BLVD #100	HOPKINS	MN	55305
Jingwei Wang ~~CRAIG LAUGHLIN~~	~~TREASURER~~ (OR EQUIVALENT OF) V.P. & Director			
	50 Lantian Rd. No.35, Room 401, Ningbo, Zhejiang Provence Peoples Republic of China ~~11900 WAYZATA BLVD #100~~	~~HOPKINS~~	~~MN~~	315010 ~~55305~~
Jing Deng	DIRECTOR & V.P.			
	No. 7 Dong Siao Min Xiang Bldg. 2 Room 904	Beijing		100005

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer

Date 7/7/04

01CSSA5 (Rev 09/03)

FILED# ____________

JUL 2 3 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Annual List of Officers and Directors of
SimplaGene USA, Inc.
For the period 8/04 – 8/05

File Number
19374-2002

RA# 125186 **The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:** CSC SERVICES OF NEVADA, INC. 502 E. JOHN ST. CARSON CITY NV 89706	Filed (Date) Filing Fee: $125,000

This corporation is a publicly-traded company. The C.I.K. number is: 1192323

Name and Address	**Position**
Dr. Xinbo Wang Central Garden D-22-D Ningbo, Zhejiang Province, 315010 People's Republic of China	President and Director
Craig Laughlin 11900 Wayzata Blvd., Suite 100 Hopkins, MN 55305	Vice President, Secretary, Treasurer, and Director
Jingwei Wang 50 Lantian Road, No. 35, Room 401 Ningbo, Zhejiang Province 315010 People's Republic of China	Vice President, and Director
Jing Deng No. 7 Dong Jiao Min Xiang, Bldg. 2, Rm. 904 Beijing, 100005 People's Republic of China	Vice President, and Director

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NSR 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Signature of Officer: [signature]

Date: 7/7/04

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

SIMPLAGENE USA, INC.

FILE NUMBER

19374-2002

FOR THE PERIOD AUG 2003 TO 2004. DUE BY AUG 31, 2003.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 125186

CSC SERVICES OF NEVADA INC

502 E JOHN ST
CARSON CITY NV 89706

FOR OFFICE USE ONLY
FILED (DATE)

FILED #

AUG 0 8 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $50 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201 (775) 684-5708.

FILING FEE: $85.00 PENALTY: $50.00

NAME	TITLE(S)			
XINBO WANG	PRESIDENT ; Director			
P.O. BOX	**STREET ADDRESS**	**CITY**	**ST.**	**ZIP**
XIAO WEN #139	CENTRAL GARDEN D-22-D	NINGBO ZHEJANG	XX	31501 0
NAME	**TITLE(S)**			
CRAIG LAUGHLIN	SECRETARY ; Director			
P.O. BOX	**STREET ADDRESS**	**CITY**	**ST.**	**ZIP**
	11900 WAYZATA BLVD #100	HOPKINS	MN	55305
NAME	**TITLE(S)**			
CRAIG LAUGHLIN	TREASURER			
P.O. BOX	**STREET ADDRESS**	**CITY**	**ST.**	**ZIP**
	11900 WAYZATA BLVD #100	HOPKINS	MN	55305
NAME	**TITLE(S)**			
Jingwei Wang	DIRECTOR			
P.O.				
50 Lantian Road, No. 35, Room 401, Ningbo, 315010, Zhejiang Province, People's Republic of China				
NAME	**TITLE(S)**			
Jing Deng	DIRECTOR			
P.O.				
No. 7 Dong Jiao Min Xiang, Bldg 2, Rm 904, Beijing, 100005, People's Republic of China				

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X Signature of Officer [signature]

Date 7/24/03

(PROFIT) **INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF** FILE NUMBER

Simplagene USA, Inc. (Name of Corporation) — 8/02/02 (Incorporation Date) — C19374-2002

A Nevada (State of Incorporation) CORPORATION

FOR THE FILING PERIOD 8/02 TO 8/03

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CSC Services of Nevada, Inc.
502 East John Street
Carson City, NV 89706

Office Use Only

25

FILED # ______

OCT 28 2002

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

Important: Read instructions before completing this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. **A president, secretary, treasurer and at least one director must be named.**
2. Have an officer sign the form. *FOR WILL BE RETURNED IF UNSIGNED.*
3. Return the completed form with the $165.00 filing fee. A $50.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

FILING FEE: $165.00 LATE PENALTY: $50.00

THIS FORM MUST BE FILED BY THE 1ST DAY OF THE 2ND MONTH FOLLOWING INCORPORATION DATE

NAME	TITLE(S)	P.O. BOX / STREET ADDRESS / CITY / ST. / ZIP
Xinbo Wang	PRESIDENT	Xiao Wen Street #139, Central Garden D-22-D, Ningbo, Zhejiang 315010, PRC
Craig Laughlin	SECRETARY	11900 Wayzata Blvd., Suite 100, Hopkins, MN 55305
Craig Laughlin	TREASURER	11900 Wayzata Blvd., Suite 100, Hopkins, MN 55305
Xinbo Wang	DIRECTOR	Xiao Wen Street #139, Central Garden D-22-D, Ningbo, Zhejiang 315010, PRC
Craig Laughlin	DIRECTOR	11900 Wayzata Blvd., Suite 100, Hopkins, MN 55305
Jingwei Wang	DIRECTOR	50 Lantian Road, No. 35, Room 401, Ningbo, Zhejiang 315010, PRC

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X Signature of officer [signature]

Title(s) Secretary / Treasurer Date 9/30/02

FILED # C19374-02

AUG 0 2 2002

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION
OF
SIMPLAGENE USA, INC.

The undersigned incorporator being a natural person more than 18 years of age acting as the sole incorporator of the above-named corporation (the "Corporation") hereby adopts the following articles of incorporation for the Corporation:

ARTICLE I
NAME

The name of the Corporation shall be: **SimplaGene USA, Inc.**

ARTICLE II
PERIOD OF DURATION

The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III
PURPOSES AND POWERS

The purpose for which the Corporation is organized is to conduct any lawful business for which a corporation may be organized under the laws of Nevada, which shall include, by way of illustration and not limitation, the following purposes:

(a) To carry on any general [illegible] or service business, and to purchase, sell, and deal in such technologies, goods, supplies, merchandise, equipment, or services as are necessary or desirable in connection therewith; to render any lawful service; to own and operate any lawful enterprise; and, to acquire, hold, and dispose of tangible or intangible personal property;

(b) To acquire by purchase or otherwise, own, hold, lease, rent, mortgage, develop, or otherwise, to trade with and deal in real estate, lands, oil and gas leases and interests, and all other interests in lands, and all other property of every kind and nature;

(c) To acquire, sell, and otherwise dispose of or deal in stock, bonds, mortgages, securities, notes, and commercial paper for corporations and individuals;

(d) To borrow money and to execute notes and obligations and security contracts therefor, and to lend any of the monies or funds of the Corporation and to take evidence of indebtedness therefor, and also to negotiate loans;

(e) To guarantee the payment of dividends or interest on any other contract or obligation of any corporation whenever proper or necessary for the business of the Corporation in the judgment of its directors; and

(f) To do all and everything necessary, suitable, convenient, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated, or incidental to the powers therein named, or which shall at any time appear conducive or expedient for the protection or benefit of the Corporation, with all the powers hereafter conferred by the laws under which this Corporation is organized.

ARTICLE IV
AUTHORIZED SHARES

The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 60,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose. The classes and the aggregate number of shares of stock of each class that the corporation shall have authority to issue are as follows:

(a) 50,000,000 shares of common stock, $0.001 par value ("Common Stock");

(b) 10,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock").

The Preferred Stock may be i[illegible] from time [illegible] time in one or more series, with such distinctive serial designations as may [illegible]essed in the resolution or resolutions providing for the issue of such stock adopt[illegible] time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the corporation or for any debt securities of the corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series

including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series' permitted by law.

The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation. Shares of Common Stock and Preferred Stock (including any series of Preferred Stock) may, without the approval or consent of the holders of shares of said class or series, be issued as a share dividend in respect of shares of another class or series, all as the Board of Directors in its discretion may determine.

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherw[illegible] having the effect of amending or repealing any of the provisions of this paragraph shall [illegible] to or have [illegible] effect on any transaction involving acquisition of control by any person or [illegible] with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE V
LIMITATION ON LIABILITY

A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of section 78.300 of the Nevada Revised Statutes as it may from time to time be amended or any successor provision thereto.

ARTICLE VI
PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the Corporation's registered office in the state of Nevada is 502 East John Street, town of Carson City, state of Nevada 89706. The name of its initial resident agent in the state of Nevada is CSC Services of Nevada, Inc. Either the registered office or the resident agent may be changed in the manner provided by law.

ARTICLE VII
AMENDMENTS

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VIII
ADOPTION AND AMENDMENT OF BYLAWS

The initial bylaws of the Corporation shall be adopted by the board of directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

ARTICLE IX
DIRECTORS

The governing board of the Corporation shall be known as the board of directors. The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one nor more than fifteen directors. The initial board of directors shall consist of four persons who are as follows:

Name	Address
Craig Laughlin	11900 Wayzata Way, Suite 100 Hopkins, MN 55305
Xinbo Wang	Xiao Wen Street #139 Central Garden D-22-D Ningbo, Zhejiang Province, 315010 People's Republic of China
Jingwei Wang	50 Lantian Road, No. 35, Room 401 Ningbo, 315010 Zhejiang Province People's Republic of China
Jing Deng	No. 7 Dong Jiao Min Xiang, Bldg 2, Rm 904 Beijing, 100005 People's Republic of China

ARTICLE X
INCORPORATOR

The name and mailing address of the incorporator signing these articles of incorporation is:

Name	Address
Craig Laughlin	11900 Wayzata Way, Suite 100 Hopkins, MN 55305

The undersigned, being the incorporator of the Corporation herein before named, hereby makes and files these articles of incorporation, declaring that the facts herein stated are true.

DATED this 31st day of July 2002.

Craig Laughlin

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Certificate of Acceptance of Appointment by Resident Agent

Office Use Only:

FILED # C19374-02

AUG 02 2002

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

In the matter of SIMPLAGENE USA, INC.
(Name of business entity)

I, CSC Services of Nevada, Inc. (Name of resident agent), **hereby state that on** 8/2/02 (Date)

I accepted the appointment as resident agent for the above named business entity.

The street address of the resident agent in this state is as follows:

502 East John Street
Physical Street Address

Suite number

Carson City
City

NEVADA

89706
Zip Code

Optional:

Additional Mailing Address

Suite number

City, State

Zip Code

Signature:

CSC Services of Nevada, Inc.
By: [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

8/2/02
Date